UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02297

Stratton Multi-Cap Fund, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300 Plymouth Meeting, PA	19462-1050
(Address of principal executive offices)	(Zip code)

Patricia L. Sloan, Secretary/Treasurer

Stratton Multi-Cap Fund, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report

June 30, 2006

STRATTON
MUTUAL FUNDS
Stability • Strategy • Success

DEAR FELLOW SHAREHOLDER:

RECENT STOCK MARKET PERFORMANCE

The overall averages peaked on May 10th and began a significant technical correction. The common denominator of weakness in stocks was those groups that had performed the best over the last twelve months. There was a rotation in selling recently successful groups such as oils, healthcare insurers, investment banking firms and capital goods stocks. This was fed by selling from investors who were “long” to realize some of their profits; hedge funds chose to “short” these same groups thinking that the greatest price volatility was in the success story stocks. There was no sense of a slowdown in the economy other than the common observation that housing was headed down but for a soft landing. There was talk of a pause in Fed rate hikes at the June 29th meeting. There was a sharp rise in certain metals prices, raising fears of inflation.

The month of June was influenced most by a constant series of Fed Governors talking tough about fighting inflation. There was widespread jawboning of the markets on inflation threats which the Fed sees around every corner. Despite that, unit labor costs remain under control because of high productivity numbers. There has been a hawkish unanimity that inflation is the first priority of the Fed and that economic growth is of second interest. The market has converted this into worrying about an economic slowdown and has moved to defensive sectors from business cycle sensitive stocks. Homebuilders which had been one of the weaker groups began to show signs of a much harder landing than expected.

INVESTMENT STRATEGY

There is one long-term, very positive feature to the current stock market. During this recent period of earnings expansion, prices have risen but not as fast as earnings. As a result, the P/E ratio on the S&P 500 Index has declined to a level approaching 14.5x the 2006 consensus estimates. This is quite low considering the rate of inflation (and interest rates). Currently CPI growth is in the 2-4% range which would indicate a P/E multiple of 17.7x earnings is justified. The stock market in broad terms, given all other historic factors, is cheap on a P/E ratio basis. We believe this is one reason why corporations are so aggressive in buying back their own stock.

Our Firm believes that we have reached an inflection point in the economy. The chances of a serious business slowdown are rising. For three years, we have overemphasized business cycle sensitive stocks. We have weighted our capital goods allocation roughly triple that of the index. At the same time, we did not own defensive stocks such as utilities, telecommunications, and consumer staples. We believe now is the time to get more defensive in the portfolio. We intend to reduce our capital goods exposure to a more normal weighting, recognizing that while current earnings and operations are very strong, the future faced with higher interest rates is hazy. We intend to build-up selectively the noncyclical side of the portfolio which would include utilities, healthcare, financials, and consumer staples.

Sincerely yours,

James W. Stratton

Chairman

August 14, 2006

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, August 2006. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Multi-Cap Fund (formerly Stratton Growth Fund)*—Jim Stratton

On June 30, your fund had 29.6% of its assets in the Energy sector. These were well diversified through ten stocks including four natural gas companies, two coal companies, one diversified company, one services company, and one refiner. Our long-held position in Energy has risen in size as a function of shrinkage in total assets and particularly strong market growth in Energy.

With Israel and Hezbollah fighting a fierce battle as this is written, the price of crude oil is at $74.00 and the price of natural gas is at $6.00. Earnings and cash flow of all of these portfolio stocks have shown strong growth. The companies have used this free cash flow to raise dividends, buyback their own shares, and make cash acquisitions. The only intermediate term problem the industry has faced is the unusually warm winter of 2005-06 which lowered heating demand for natural gas. As a result, underground storage is filled and prices have fallen to reflect the excess inventory. This is an intermediate term problem, as it is likely to be cured this winter if temperatures return to normal.

We believe that there will be a growing demand and supply imbalance in fossil fuels for the foreseeable future. This will be converted into higher worldwide prices which should put a floor under the earning power of our portfolio companies. If the fundamentals are this strong, then you would expect stock prices to be much higher. The uncertainties surrounding the geopolitical events have tended to make skeptics of many investors that the strength in the energy sector is a long-term sustainable one. We believe that our significant overweighting in energy will benefit our shareholders over the next few years.

*	Stratton Growth Fund changed its name to Stratton Multi-Cap Fund on May 1, 2006, to more appropriately reflect the characteristics of the Fund.

Portfolio holdings are as of 6/30/06, they are subject to change at any time.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS

Stratton Multi-Cap Fund

	June 30, 2006	March 31, 2006
Total Net Assets	$132,135,827	$145,406,556
Net Asset Value Per Share	$44.60	$47.16
Shares Outstanding	2,962,650	3,083,084

Portfolio Changes For the Quarter Ended June 30, 2006 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
None	Beazer Homes USA, Inc.
PolyOne Corp.

Industry Categories June 30, 2006 (unaudited)

Energy	29.6%	Insurance/Services	4.7%	Consumer Durables	3.2%
Capital Goods	12.4%	Construction	3.6%	Industrial	2.9%
Transportation	9.1%	Utilities	3.6%	Consumer Services	2.9%
Technology	7.6%	Business Services	3.3%	Chemicals	2.8%
Banking/Financial	6.4%	Basic Materials	3.3%

Ten Largest Holdings June 30, 2006 (unaudited)

	Market Value	Percent of TNA
Valero Energy Corp.	$7,397,024	5.6%
Penn Virginia Corp.	5,590,400	4.2
Norfolk Southern Corp.	5,322,000	4.0
TXU Corp.	4,783,200	3.6
Burlington Northern Santa Fe Corp.	4,755,000	3.6
AMETEK, Inc.	4,738,000	3.6
Ingersoll-Rand Co., Ltd. Class A	4,705,800	3.6
Rockwell Automation, Inc.	4,680,650	3.5
Lehman Brothers Holdings, Inc.	4,560,500	3.5
NCR Corp.	4,396,800	3.3
	$50,929,374	38.5%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares—Jim Beers

REITs continued to outperform the broad market in the second quarter, shrugging off concerns over higher interest rates, energy costs, and continued speculation of a real estate bubble. Year-to-date through June 30, 2006, SMDS was up +11.53% on a total return basis, trailing both the Morgan Stanley REIT Index return of +13.47% and the NAREIT Equity Index return of +12.92%, but far outpacing the S&P 500 Index return of +2.71%.

After seventeen consecutive increases in the Fed Funds rate, and the Ten-year Treasury rate just over 5%, a REIT investor would have expected a much softer REIT market. The average REIT dividend yield is 4.0%, suggesting we might have seen increased downward pressure on REIT prices, in favor of fixed income alternatives with higher yields. In fact, REITs have continued their rising trend, despite some significant daily price declines. A major factor supporting REIT prices is the continued Merger & Acquisition activity in the sector. As stated in our April letter, a number of deals have been announced this year. Analysts and investors have adjusted their pricing models based on the valuation of these deals. Estimated net asset values have been adjusted upward, providing opportunities for investors, as some stocks then appear undervalued.

We continue to see favorable conditions in the Apartment group and the Lodging sector, and continued stability in the Health Care REIT sector. In the Apartments, we see strong core operating earnings improvement, as landlords have been able to raise rents in certain desirable locations. We believe the fundamentals of the Lodging industry have also improved. Operators are seeing average daily room rates and occupancies increase year-over-year, and new supply, in terms of new hotel rooms being built, has not outpaced demand. Finally, we are confident in our weighting in the Health Care REIT sector, where income streams tend to be very stable, in varying economic environments.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

	June 30, 2006	March 31, 2006
Total Net Assets	$151,376,554	$163,018,255
Net Asset Value Per Share	$36.59	$38.65
Shares Outstanding	4,137,150	4,218,166

Portfolio Changes For the Quarter Ended June 30, 2006 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Education Realty Trust, Inc. (0.1%)	None

Industry Categories June 30, 2006 (unaudited)

Office	19.9%	Industrial	6.8%
Health Care	19.2%	Diversified	5.9%
Apartments	18.6%	Regional Malls	5.7%
Lodging	7.6%	Net Lease	5.1%
Shopping Centers	7.1%

Ten Largest Holdings June 30, 2006 (unaudited)

	Market Value	Percent of TNA
Mid-America Apartment Communities, Inc.	$5,575,000	3.7%
New Plan Excel Realty Trust	5,184,900	3.4
Liberty Property Trust	5,175,820	3.4
Reckson Associates Realty Corp.	5,172,500	3.4
Camden Property Trust	5,148,500	3.4
EastGroup Properties, Inc.	5,134,800	3.4
Hospitality Properties Trust	5,050,800	3.3
Home Properties, Inc.	4,995,900	3.3
Equity Office Properties Trust	4,928,850	3.3
Ventas, Inc.	4,912,600	3.3
	$51,279,670	33.9%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund—Jerry Van Horn

For the six-month period ended June 30, 2006, Stratton Small-Cap Value Fund posted a +10.55% return compared to the Russell 2000 Index return of +8.21% and the Russell 2000 Value Index return of +10.44%.

Although both the small-cap market and SSCV posted admirable gains through the first half of 2006, it was anything but a smooth ride. Both the market and the Fund got off to an excellent start in the first quarter. Through March 31st, SSCV returned +14.19% compared to the Russell 2000 return of +13.94% and the Russell 2000 Value Index return of +13.51%. Drivers of the strong performance were broad-based as investors responded positively to signs of continued economic growth and strong corporate profits. Holdings in the Technology, Financial, Industrial, and Energy sectors led the Fund during the quarter.

Early on in the second quarter of 2006 we saw a continuation of the first quarter’s strong performance. Through May 9th, the Fund posted a year-to-date return of +20.01% compared to returns of +16.35% and +16.74% for the Russell 2000 and Russell 2000 Value Indexes, respectively. On May 10th, the market began a significant pull-back which would persist throughout the balance of the second quarter.

Sparked by the FOMC’s 16th consecutive rate increase on May 10th and confusing and often contradictory statements by members of the FOMC, investors began to fear the Fed would push the U.S. Economy into recession in its effort to avoid spiraling inflation. The sell-off was widespread but caused particularly severe damage to the sectors which had led the market’s previous run including Energy, Technology, Industrials, and Basic Materials. The FOMC raised its target rate once more on June 29th and, although it’s slightly less hawkish tone provided the market with a two-day bounce to end the quarter, the damage had already been done. For the second quarter of 2006, SSCV posted a return of -3.18% compared to returns of -4.71% for the Russell 2000 Index and -2.40% for the Russell 2000 Value Index.

Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS

Stratton Small-Cap Value Fund

	June 30, 2006	March 31, 2006
Total Net Assets	$597,539,312	$489,195,700
Net Asset Value Per Share	$47.56	$49.42
Shares Outstanding	12,563,242	9,898,238

Portfolio Changes For the Quarter Ended June 30, 2006 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Alaska Air Group, Inc. (0.7%)	Bel Fuse, Inc. Class B
BankAtlantic Bancorp, Inc. Class A (1.5%)	MeriStar Hospitality Corp.
Hercules Offshore, Inc. (1.8%)	Premiere Global Services, Inc.
Labor Ready, Inc. (1.1%)	QC Holdings, Inc.
Per-Se Technologies, Inc. (1.6%)	WCI Communities, Inc.
Superior Energy Services, Inc. (2.0%)

Industry Categories June 30, 2006 (unaudited)

Energy	17.3%	Banking/Financial	4.1%	Insurance/Services	2.2%
Technology	12.7%	Utilities	4.1%	Aerospace	1.6%
Health Care	9.7%	Retailing	3.8%	Construction	1.2%
Capital Goods	9.2%	Transportation	2.8%	Chemicals	0.7%
REITs	6.3%	Entertainment	2.7%	Consumer Durables	0.4%
Business Services	5.8%	Basic Materials	2.2%

Ten Largest Holdings June 30, 2006 (unaudited)

	Market Value	Percent of TNA
TETRA Technologies, Inc.	$15,199,522	2.5%
Terex Corp.	12,525,030	2.1
Universal Compression Holdings, Inc.	12,279,150	2.1
Superior Energy Services, Inc.	11,695,500	2.0
Aaron Rents, Inc.	11,679,360	1.9
Sciele Pharma, Inc.	11,015,250	1.8
Anixter International, Inc.	10,877,832	1.8
Belden CDT, Inc.	10,728,030	1.8
Foundation Coal Holdings, Inc.	10,629,645	1.8
Hercules Offshore, Inc.	10,500,000	1.8
	$117,129,319	19.6%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

STRATTON MULTI-CAP FUND

What is the Fund’s investment objective?

The primary objective of SMCF is to seek long-term growth of capital. The Fund also seeks current income from interest and dividends as a secondary objective. The Fund’s investments will normally consist of common stocks, including dividend-paying stocks, that are of well-established U.S. companies that the advisor believes are undervalued. The Fund may invest in companies with no restriction as to market capitalization.

What is the investment philosophy used in managing the Fund?

The advisor focuses on common stocks of companies with strong cash flow. Companies often share excess cash flow by paying above-average dividends to shareholders. The advisor looks at characteristics such as strong dividend growth rates and healthy dividend coverage when selecting potential buy candidates. The advisor believes that companies which consistently strive to increase their dividends tend to offer the potential of above-average returns. Fundamental analysis is conducted by the advisor on other important characteristics such as the earnings outlook, management strengths, and industry competitive position.

In certain situations, the advisor may buy stocks with strong cash flow that do not currently pay a dividend. In all cases, these companies have the potential for initiating a cash dividend or a large stock buyback to return excess cash flow to shareholders.

Why are value stocks so important to the Fund’s portfolio?

Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings and price-to-cash flow ratios. The advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

•	Average price-to-earnings on the portfolio holdings will normally be substantially less than that of the S&P 500 Index.

•	Approximately 40-50 companies are held.

•	By combining below average valuation with low price volatility (beta), SMCF should have the potential to produce good relative performance in rising markets and above average relative performance in falling markets.

STRATTON MONTHLY DIVIDEND REIT SHARES

What is the Fund’s investment objective?

The primary objective of SMDS is to seek a high rate of return from dividend and interest income. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in common stocks and other equity securities of real estate investment trusts (“REITs”).

What is the investment philosophy used in managing the Fund?

The Fund is managed to provide a high level of monthly income to its shareholders and therefore looks for companies that have strong dividend payouts. There are several types of real estate properties that are owned by REITs, including apartment complexes, office buildings, hotels, health care facilities, shopping centers and shopping malls. The portfolio is diversified across several sectors within the REIT industry.

Why are dividend-paying companies so important to the Fund’s portfolio?

Current income is of paramount importance or consideration for the SMDS portfolio. The Fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement while also offering the potential for dividend growth and capital appreciation. REITs must distribute 90% of their net investment income; therefore, as the earnings of REITs grow, increases in dividends should follow.

What are the primary investment characteristics of the portfolio?

•	The portfolio is comprised of high dividend paying securities.

•	Approximately 40 companies are held.

•	SMDS is managed to provide a high level of current monthly income, and to offer the potential for dividend growth and capital appreciation.

There are risks involved with any investment. This Fund is concentrated in REIT securities, which means it may be subject to special risks, as described on page 4.

STRATTON SMALL-CAP VALUE FUND

What is the Fund’s investment objective?

The primary objective of SSCV is to seek long-term capital appreciation. The Fund seeks to achieve this objective by investing at least 80% of its assets plus any borrowings for investment purposes (measured at the time of purchase) in common stock and securities convertible into common stock of small capitalization companies. The Fund’s investment universe consists of small-cap companies, defined as those with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000 Index. These common stocks are of well-established U.S. companies that the advisor believes are undervalued.

What is the investment philosophy used in managing the Fund?

The advisor believes that investing in securities with attractive valuations relative to their peers and exhibiting positive momentum in earnings revisions and price movement will result in above average long-term capital appreciation with below average volatility. A two-part investment process is employed that combines quantitative and qualitative research methods. Quantitatively, the advisor focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and takes into consideration both a company’s valuation relative to its peers and its valuation relative to its private market value. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation.

Why are value stocks so important to the Fund’s portfolio?

Value stocks are stocks that appear to be under-valued based on cash and earnings based valuation measures. The advisor believes that undervalued companies with positive earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

•	Securities held in the portfolio generally trade at fundamental valuation levels, both cash and earnings based, which are below those of peer companies, and also exhibit positive momentum in earnings revisions and price movement. Companies also possess some business catalyst which the advisor feels will serve to increase cash flow, earnings growth and valuation levels.

•	Approximately 55 to 75 companies are held.

There are risks involved with any investment. This Fund is invested in small-cap stocks that tend to have a higher degree of market risk than large-cap stocks due to lack of liquidity, earnings risk, and price volatility.

SCHEDULE OF INVESTMENTS June 30, 2006 (unaudited)

Stratton Multi-Cap Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.4%
Banking/Financial – 6.4%
The Bear Stearns Companies, Inc.	15,000	$2,101,200
Commerce Bancorp, Inc. (NJ)	50,000	1,783,500
Lehman Brothers Holdings, Inc.	70,000	4,560,500

		8,445,200

Basic Materials – 3.3%
Vulcan Materials Co.	55,000	4,290,000

Business Services – 3.3%
NCR Corp.†	120,000	4,396,800

Capital Goods – 12.4%
Caterpillar, Inc.	50,000	3,724,000
Ingersoll-Rand Co., Ltd. Class A	110,000	4,705,800
Rockwell Automation, Inc.	65,000	4,680,650
Textron, Inc.	35,000	3,226,300

		16,336,750

Chemicals – 2.8%
Rohm & Haas Co.	75,000	3,759,000

Construction – 3.6%
Centex Corp.	30,000	1,509,000
D. R. Horton, Inc.	90,000	2,143,800
Lennar Corp. Class A	26,000	1,153,620

		4,806,420

Consumer Durables – 3.2%
The Black & Decker Corp.	50,000	4,223,000

Consumer Services – 2.9%
The Charles Schwab Corp.	240,000	3,835,200

Energy – 29.6%
Anadarko Petroleum Corp.	70,000	3,338,300
Chesapeake Energy Corp.	110,000	3,327,500
CONSOL Energy, Inc.	50,000	2,336,000
EOG Resources, Inc.	50,000	3,467,000
Foundation Coal Holdings, Inc.	50,000	2,346,500
Occidental Petroleum Corp.	30,000	3,076,500
Penn Virginia Corp.	80,000	5,590,400
Todco Class A†	100,000	4,085,000
Valero Energy Corp.	111,200	7,397,024
XTO Energy, Inc.	93,333	4,131,852

		39,096,076

Industrial – 2.9%
Parker Hannifin Corp.	50,000	3,880,000

	Number of Shares	Market Value (Note 1)
Insurance/Services – 4.7%
The Allstate Corp.	30,000	$1,641,900
Lincoln National Corp.	20,000	1,128,800
UnitedHealth Group, Inc.	27,500	1,231,450
WellPoint, Inc.†	30,000	2,183,100

		6,185,250

Technology – 7.6%
AMETEK, Inc.	100,000	4,738,000
C&D Technologies, Inc.	175,000	1,316,000
Jabil Circuit, Inc.	110,000	2,816,000
Seagate Technology†	50,000	1,132,000

		10,002,000

Transportation – 9.1%
Burlington Northern Santa Fe Corp.	60,000	4,755,000
Maritrans, Inc.	77,900	1,939,710
Norfolk Southern Corp.	100,000	5,322,000

		12,016,710

Utilities – 3.6%
TXU Corp.	80,000	4,783,200

Total Common Stocks (Cost $78,274,156)		126,055,606

	Principal Amount
SHORT-TERM INVESTMENTS – 4.7%
PNC Bank Money Market Account 4.58%, due 07/03/06	$6,230,747	6,230,747

Total Short-Term Investments (Cost $6,230,747)		6,230,747

Total Investments – 100.1% (Cost $84,504,903*)		132,286,353
Liabilities in Excess of Other Assets – (0.1%)		(150,526)

NET ASSETS – 100.0%		$132,135,827

†	Non-income producing security
*	Aggregate cost is $84,504,903 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$49,643,470
Gross unrealized depreciation	(1,862,020)

Net unrealized appreciation	$47,781,450

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2006 (unaudited)

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.9%
Apartments – 18.6%
Apartment Investment & Management Co. Class A	85,000	$3,693,250
Archstone-Smith Trust	75,000	3,815,250
Camden Property Trust	70,000	5,148,500
Education Realty Trust, Inc.	10,000	166,500
Home Properties, Inc.	90,000	4,995,900
Mid-America Apartment Communities, Inc.	100,000	5,575,000
United Dominion Realty Trust, Inc.	170,000	4,761,700

		28,156,100

Diversified – 5.9%
Colonial Properties Trust	60,000	2,964,000
Crescent Real Estate Equities Co.	100,000	1,856,000
Lexington Corporate Properties Trust	190,000	4,104,000

		8,924,000

Health Care – 19.2%
Health Care Property Investors, Inc.	145,800	3,898,692
Health Care REIT, Inc.	135,000	4,718,250
Healthcare Realty Trust, Inc.	120,000	3,822,000
National Health Investors, Inc.	140,000	3,764,600
Nationwide Health Properties, Inc.	215,000	4,839,650
Universal Health Realty Income Trust	100,000	3,135,000
Ventas, Inc.	145,000	4,912,600

		29,090,792

Industrial – 6.8%
EastGroup Properties, Inc.	110,000	5,134,800
First Industrial Realty Trust, Inc.	109,000	4,135,460
First Potomac Realty Trust	32,600	971,154

		10,241,414

Lodging – 7.6%
Equity Inns, Inc.	50,000	828,000
Hospitality Properties Trust	115,000	5,050,800
Sunstone Hotel Investors, Inc.	90,000	2,615,400
Winston Hotels, Inc.	250,000	3,062,500

		11,556,700

Net Lease – 5.1%
National Retail Properties, Inc.	225,000	4,488,750
Trustreet Properties, Inc.	245,000	3,231,550

		7,720,300

	Number of Shares	Market Value (Note 1)
Office – 19.9%
Brandywine Realty Trust	137,500	$4,423,375
Equity Office Properties Trust	135,000	4,928,850
Glenborough Realty Trust, Inc.	199,800	4,303,692
Highwoods Properties, Inc.	120,000	4,341,600
Liberty Property Trust	117,100	5,175,820
Mack-Cali Realty Corp.	40,000	1,836,800
Reckson Associates Realty Corp.	125,000	5,172,500

		30,182,637

Regional Malls – 5.7%
Glimcher Realty Trust	185,000	4,589,850
Pennsylvania Real Estate Investment Trust	100,000	4,037,000

		8,626,850

Shopping Centers – 7.1%
Heritage Property Investment Trust	120,000	4,190,400
New Plan Excel Realty Trust	210,000	5,184,900
Urstadt Biddle Properties, Inc. Class A	80,000	1,303,200

		10,678,500

Total Common Stocks (Cost $104,669,500)		145,177,293

	Principal Amount
SHORT-TERM INVESTMENTS – 3.8%
PNC Bank Money Market Account 4.58%, due 07/03/06	$5,721,068	5,721,068

Total Short-Term Investments (Cost $5,721,068)		5,721,068

Total Investments – 99.7% (Cost $110,390,568*)		150,898,361
Other Assets Less Liabilities – 0.3%		478,193

NET ASSETS – 100.0%		$151,376,554

*	Aggregate cost is $110,390,568 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$40,864,179
Gross unrealized depreciation	(356,386)

Net unrealized appreciation	$40,507,793

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2006 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 86.8%
Aerospace – 1.6%
Moog, Inc. Class A†	276,925	$9,476,373

Banking/Financial – 4.1%
BankAtlantic Bancorp, Inc. Class A	600,000	8,904,000
BankUnited Financial Corp. Class A	330,000	10,071,600
Eaton Vance Corp.	80,000	1,996,800
Webster Financial Corp.	33,000	1,565,520
WSFS Financial Corp.	35,000	2,150,750

		24,688,670

Basic Materials – 2.2%
Century Aluminum Co.†	175,000	6,245,750
Schnitzer Steel Industries, Inc. Class A	200,000	7,096,000

		13,341,750

Business Services – 5.8%
Aaron Rents, Inc.	434,500	11,679,360
Affiliated Managers Group, Inc.†	91,800	7,976,502
Armor Holdings, Inc.†	153,000	8,388,990
Labor Ready, Inc.†	280,000	6,342,000

		34,386,852

Capital Goods – 9.2%
Cascade Corp.	105,700	4,180,435
Crane Co.	216,800	9,018,880
DRS Technologies, Inc.	192,395	9,379,256
JLG Industries, Inc.	448,800	10,098,000
Terex Corp.†	126,900	12,525,030
United Rentals, Inc.†	306,800	9,811,464

		55,013,065

Chemicals – 0.7%
PolyOne Corp.†	495,700	4,352,246

Construction – 1.2%
Beazer Homes USA, Inc.	30,000	1,376,100
D.R. Horton, Inc.	75,000	1,786,500
Hovnanian Enterprises, Inc. Class A†	78,000	2,346,240
M.D.C. Holdings, Inc.	37,373	1,940,780

		7,449,620

Consumer Durables – 0.4%
Jacuzzi Brands, Inc.†	264,800	2,330,240

Energy – 17.3%
Cabot Oil & Gas Corp.	139,050	6,813,450
Foundation Coal Holdings, Inc.	226,500	10,629,645
Hercules Offshore, Inc.†	300,000	10,500,000

	Number of Shares	Market Value (Note 1)
Energy – continued
Houston Exploration Co.†	126,200	$7,722,178
KCS Energy, Inc.†	332,400	9,872,280
Newfield Exploration Co.†	86,000	4,208,840
Penn Virginia Corp.	113,100	7,903,428
Pogo Producing Co.	59,600	2,747,560
Remington Oil & Gas Corp.†	84,000	3,693,480
Superior Energy Services, Inc.†	345,000	11,695,500
TETRA Technologies, Inc.†	501,800	15,199,522
Universal Compression Holdings, Inc.†	195,000	12,279,150

		103,265,033

Entertainment – 2.7%
Isle of Capri Casinos, Inc.†	253,100	6,492,015
Landry’s Restaurants, Inc.	297,400	9,650,630

		16,142,645

Health Care – 9.7%
Alliance Imaging, Inc.†	235,500	1,507,200
CONMED Corp.†	226,000	4,678,200
Diagnostic Products Corp.	145,000	8,434,650
Henry Schein, Inc.†	88,500	4,135,605
LifePoint Hospitals, Inc.†	175,000	5,622,750
Per-Se Technologies, Inc.†	375,000	9,442,500
Respironics, Inc.†	86,000	2,942,920
Sciele Pharma, Inc.†	475,000	11,015,250
West Pharmaceutical Services, Inc.	281,100	10,198,308

		57,977,383

Insurance/Services – 2.2%
Scottish Re Group Ltd.	233,200	3,889,776
Selective Insurance Group, Inc.	163,100	9,112,397

		13,002,173

REITs – 6.3%
Equity Inns, Inc.	590,000	9,770,400
FelCor Lodging Trust, Inc.	405,000	8,804,700
Innkeepers USA Trust	558,000	9,642,240
Sunstone Hotel Investors, Inc.	315,000	9,153,900

		37,371,240

Retailing – 3.8%
Circuit City Stores, Inc.	190,400	5,182,688
GameStop Corp. Class A†	148,371	6,231,582
Oxford Industries, Inc.	112,000	4,413,920
Pacific Sunwear of California, Inc.†	395,000	7,082,350

		22,910,540

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2006 (continued) (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
Technology – 12.7%
Anixter International, Inc.†	229,200	$10,877,832
Belden CDT, Inc.	324,600	10,728,030
CommScope, Inc.†	330,000	10,368,600
Digital River, Inc.†	160,000	6,462,400
Komag, Inc.†	178,000	8,220,040
MICROS Systems, Inc.†	74,100	3,236,688
OmniVision Technologies, Inc.†	195,000	4,118,400
ON Semiconductor Corp.†	1,000,000	5,880,000
Palm, Inc.†	350,000	5,635,000
Parametric Technology Corp.†	735,000	9,341,850
Technitrol, Inc.	42,000	972,300

		75,841,140

Transportation – 2.8%
Alaska Air Group, Inc.†	100,000	3,942,000
Freightcar America, Inc.	140,000	7,771,400
Maritrans, Inc.	40,500	1,008,450
YRC Worldwide, Inc.†	93,487	3,936,738

		16,658,588

Utilities – 4.1%
El Paso Electric Co.†	400,000	8,064,000
Energen Corp.	182,700	7,017,507
Southwest Gas Corp.	300,000	9,402,000

		24,483,507

Total Common Stocks (Cost $423,635,723)		518,691,065

	Principal Amount	Market Value (Note 1)
SHORT-TERM INVESTMENTS – 10.0%
PNC Bank Money Market Account 4.58%, due 07/03/06	$59,645,748	$59,645,748

Total Short-Term Investments (Cost $59,645,748)		59,645,748

Total Investments – 96.8% (Cost $483,281,471*)		578,336,813
Other Assets Less Liabilities – 3.2%		19,202,499

NET ASSETS – 100.0%		$597,539,312

†	Non-income producing security
*	Aggregate cost is $483,281,471 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$112,948,289
Gross unrealized depreciation	(17,892,947)

Net unrealized appreciation	$95,055,342

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2006 (unaudited)

	SMCF	SMDS	SSCV
ASSETS:
Investments in securities at value (cost $84,504,903, $110,390,568 and $483,281,471, respectively) (Note 1)	$132,286,353	$150,898,361	$578,336,813
Dividends and interest receivable	120,016	715,579	503,050
Receivable for shares sold	82,686	47,384	31,871,402
Receivable for investment securities sold	—	—	2,832,538
Prepaid expenses	19,153	9,161	46,140

Total Assets	132,508,208	151,670,485	613,589,943

LIABILITIES:
Accrued advisory fee	—	—	441,430
Payable to affiliate	32,530	40,127	50,156
Accrued expenses and other liabilities	35,900	48,922	22,418
Payable for shares redeemed	303,951	204,882	857,358
Payable for investment securities purchased	—	—	14,679,269

Total Liabilities	372,381	293,931	16,050,631

NET ASSETS:
Applicable to 2,962,650, 4,137,150 and 12,563,242 shares outstanding, respectively[1]	$132,135,827	$151,376,554	$597,539,312

Net asset value, offering and redemption price per share	$44.60	$36.59	$47.56

SOURCE OF NET ASSETS:
Paid-in capital	$82,647,847	$102,646,211	$504,487,627
Undistributed net investment income (loss)	16,998	(183,908)	(759,784)
Accumulated net realized gain (loss) on investments	1,689,532	8,406,458	(1,243,873)
Net unrealized appreciation of investments	47,781,450	40,507,793	95,055,342

Net Assets	$132,135,827	$151,376,554	$597,539,312

[1]	SMCF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $.001 par value, 200,000,000 shares authorized.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2006 (unaudited)

	SMCF	SMDS	SSCV
INCOME:
Dividends	$965,227	$4,152,413	$1,251,981
Interest	161,099	112,678	765,405
Other Income	—	—	1,860

Total Income	1,126,326	4,265,091	2,019,246

EXPENSES:
Accounting/Pricing services fees	39,118	38,479	102,347
Administration services fees	42,615	42,094	106,198
Advisory fees (Note 2)	586,777	480,989	2,288,195
Audit fees	12,508	15,368	10,525
Custodian fees	14,293	13,188	26,606
Directors’ fees	9,824	10,325	23,719
Legal fees	2,807	2,505	5,607
Miscellaneous fees	5,415	7,431	8,106
Printing and postage fees	27,811	34,528	44,340
Registration fees	18,510	15,127	19,107
Taxes other than income taxes	6,580	7,062	11,755
Transfer agent fees	63,029	70,400	132,525

Total Expenses	829,287	737,496	2,779,030

Net Investment Income (Loss)	297,039	3,527,595	(759,784)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	1,689,533	8,643,259	(1,340,277)
Net increase in unrealized appreciation on investments	3,247,051	4,863,815	38,211,310

Net gain on investments	4,936,584	13,507,074	36,871,033

Net increase in net assets resulting from operations	$5,233,623	$17,034,669	$36,111,249

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SMCF		SMDS
	6 Months Ended 6/30/06*	Year Ended 12/31/05	6 Months Ended 6/30/06*	Year Ended 12/31/05
OPERATIONS:
Net investment income	$297,039	$240,825	$3,527,595	$4,390,639
Net realized gain on investments	1,689,533	6,801,618	8,643,259	14,464,007
Net increase (decrease) in unrealized appreciation of investments	3,247,051	10,776,002	4,863,815	(13,778,260)

Net increase in net assets resulting from operations	5,233,623	17,818,445	17,034,669	5,076,386

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.10 and $0.07 per share, respectively, for SMCF, $0.87 and $0.94 per share, respectively, for SMDS)	(280,559)	(240,307)	(3,711,503)	(4,690,126)
From realized gains on investments ($0.91 and $2.07 per share, respectively, for SMCF, $0.79 and $3.04 per share, respectively, for SMDS)	(2,659,319)	(7,203,951)	(3,207,839)	(14,274,271)

Total Distributions	(2,939,878)	(7,444,258)	(6,919,342)	(18,964,397)

CAPITAL SHARE TRANSACTIONS:[1]	(43,563,191)	52,780,529	(12,082,656)	(44,244,950)

Total increase (decrease) in net assets	(41,269,446)	63,154,716	(1,967,329)	(58,132,961)
NET ASSETS:
Beginning of period	173,405,273	110,250,557	153,343,883	211,476,844

End of period (including undistributed net investment income (loss) of $16,998 and $518, respectively, for SMCF, and ($183,908) and $0, respectively, for SMDS)	$132,135,827	$173,405,273	$151,376,554	$153,343,883

	SSCV
	6 Months Ended 6/30/06*	Year Ended 12/31/05
OPERATIONS:
Net investment loss	$(759,784)	$(562,911)
Net realized gain (loss) on investments	(1,340,277)	13,010,485
Net increase in unrealized appreciation of investments	38,211,310	11,827,865

Net increase in net assets resulting from operations	36,111,249	24,275,439

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains on investments ($0.27 and $1.43 per share, respectively, for SSCV)	(3,220,674)	(10,645,332)

CAPITAL SHARE TRANSACTIONS:[1]	209,235,746	225,310,457

Total increase in net assets	242,126,321	238,940,564
NET ASSETS:
Beginning of period	355,412,991	116,472,427

End of period (including undistributed net investment loss of ($759,784) and $0, respectively, for SSCV)	$597,539,312	$355,412,991

*	Unaudited

See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS

[1]	A summary of capital share transactions follows:

	SMCF
	6 Months Ended 6/30/06*		Year Ended 12/31/05
	Shares	Value	Shares	Value
Shares issued	867,736	$40,265,414	1,913,323	$82,236,450
Shares reinvested from net investment income and capital gains distributions	61,562	2,620,703	155,656	6,718,520

	929,298	42,886,117	2,068,979	88,954,970
Shares redeemed net of redemption fees of $170,388 and $86,322, respectively	(1,876,611)	(86,449,308)	(868,210)	(36,174,441)

Net increase (decrease)	(947,313)	$(43,563,191)	1,200,769	$52,780,529

	SMDS
	6 Months Ended 6/30/06*		Year Ended 12/31/05
	Shares	Value	Shares	Value
Shares issued	97,761	$3,604,835	417,561	$14,848,015
Shares reinvested from net investment income and capital gains distributions	144,375	5,163,189	405,748	14,417,331

	242,136	8,768,024	823,309	29,265,346
Shares redeemed net of redemption fees of $6,361 and $29,324, respectively	(569,793)	(20,850,680)	(2,095,130)	(73,510,296)

Net decrease	(327,657)	$(12,082,656)	(1,271,821)	$(44,244,950)

	SSCV
	6 Months Ended 6/30/06*		Year Ended 12/31/05
	Shares	Value	Shares	Value
Shares issued	5,614,992	$268,063,198	6,695,308	$284,188,369
Shares reinvested from capital gains distributions	57,944	2,626,020	209,937	9,184,999

	5,672,936	270,689,218	6,905,245	293,373,368
Shares redeemed net of redemption fees of $98,653 and $145,554, respectively	(1,321,010)	(61,453,472)	(1,582,221)	(68,062,911)

Net increase	4,351,926	$209,235,746	5,323,024	$225,310,457

*	Unaudited

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2006 (unaudited)

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Multi-Cap Fund, Inc. (formerly Stratton Growth Fund, Inc.) (“SMCF”), Stratton Monthly Dividend REIT Shares, Inc. (“SMDS”) and The Stratton Funds, Inc. (the “Company”), which operates as a series, consisting of Stratton Small-Cap Value Fund (“SSCV”). The Funds are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SMCF is to seek long-term growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 80% of the Fund’s net assets plus any borrowings for investment purposes (measured at the time of purchase) will be in common stocks and other equity securities of real estate investment trusts.

The objective of SSCV is to seek long-term capital appreciation through investment in the securities of small-cap companies. Certain risks associated with investing in small-cap stocks include greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

B.  Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C.  Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

D. Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2006 (unaudited)

and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

E.  Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

F.  Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

G.  REITs – SMDS has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.  Redemption Fee – The Funds impose a redemption fee of 1.50% on shares that are redeemed within one hundred and twenty days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees returned to the assets of the Funds were as follows:

	6 Months Ended 6/30/06 (Unaudited)	Year Ended 12/31/05
Stratton Multi-Cap Fund	$170,388	$86,322
Stratton Monthly Dividend REIT Shares	6,361	29,324
Stratton Small-Cap Value Fund	98,653	145,554

See Note 4. for tax character of distributions paid.

Note 2. – During the six months ended June 30, 2006, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: SMCF—$586,777; SMDS—$480,989; SSCV—$2,288,195. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers. In return for these services, SMCF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month.

SSCV pays a monthly fee at an annual rate of 0.75% of average daily net assets, plus/minus a performance fee adjustment. The performance fee adjustment is calculated at the end of each month based upon the Fund’s performance during the last rolling 24-month period (the “performance period”). The Fund’s performance, which is based on changes in its net asset value per share, is then compared with the performance of the Russell 2000 Index over the performance period. The Russell 2000 Index is a widely recognized unmanaged common stock index of small to medium size companies. When the Fund performs better than the Russell 2000 Index over the performance

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2006 (unaudited)

period, it pays Stratton Management additional fees. If the Fund lags the Russell 2000 Index over the performance period, Stratton Management is paid less. Each 1.00% of the difference in performance between the Fund and the Russell 2000 Index during the performance period is equal to a 0.10% adjustment to the basic fee. The end result is that if Stratton Management manages the Fund in such a way as to outperform the benchmark index over the performance period, it is paid more for its efforts. Most important, however, is the fact that if Stratton Management does not perform as well as the benchmark index over the performance period, it is paid less, and in this way, penalized for poor performance. The maximum annualized performance adjustment rate is +/-0.50% of average net assets over the performance period which would be added to or deducted from the advisory fee if the Fund outperformed or underperformed the Russell 2000 Index by 5.00%. The performance fee adjustment for the six months ended June 30, 2006 caused the advisory fee to increase by $515,352.

Certain officers and Directors of the Funds are also officers and Directors of the Advisor. None of the Funds’ officers receive compensation from the Funds.

PFPC Trust Company serves as the Funds’ custodian and PFPC Distributors, Inc. serves as the Funds’ principal underwriter. PFPC Distributors, Inc. receives no fees for services in assisting in sales of the Funds’ shares but does receive an annual fee of $5,000 for each Fund for its services in connection with the registration of the Funds’ shares under state securities laws. PFPC Inc. serves as the Funds’ administrator, accounting and transfer agent. A Director of the transfer agent is also a Director of the Funds.

Note 3. – Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2006 were as follows:

	SMCF	SMDS	SSCV
Cost of purchases	$16,523,198	$7,499,982	$195,971,756
Proceeds of sales	54,959,101	23,494,588	46,276,565

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2005 was as follows:

	SMCF	SMDS	SSCV
	2005	2005	2005
Distributions paid from:
Ordinary Income	$240,307	$4,690,126	$106,317
Long-term capital gain	7,203,951	14,274,271	10,539,015

	$7,444,258	$18,964,397	$10,645,332

The tax character of distributions paid during the year ending December 31, 2006, will be reported in the Funds’ December 31, 2006 Annual Report.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2006 (unaudited)

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

	SMCF	SMDS	SSCV
Undistributed net investment income	$518	$—	$108,288
Accumulated long-term gain	2,659,318	3,207,845	3,208,790
Unrealized appreciation	44,534,399	35,407,171	56,844,032

Total Accumulated Earnings	$47,194,235	$38,615,016	$60,161,110

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to timing differences of tax recognition of gains on certain securities and the deferral of wash losses.

Note 5. – Reclassification

Permanent differences, incurred during the year ended December 31, 2005, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

	SMCF	SMDS	SSCV
Increase (Decrease) Paid-In Capital	$—	$—	$—
Increase (Decrease) Undistributed Net Investment Income	—	299,487	562,911
Increase (Decrease) Accumulated Net Realized Gain (Loss)	—	(299,487)	(562,911)

Note 6. – Indemnification

Under the Funds’ organizational documents, its officers and Directors are indemnified agents against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

FINANCIAL HIGHLIGHTS

Stratton Multi-Cap Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/06*	Years Ended December 31,
		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$44.35	$40.69	$34.69	$25.46	$32.81	$32.61

Income From Investment Operations
Net investment income	0.10	0.07	0.04	0.09	0.15	0.26
Redemption fees	0.06	0.02	0.03	—	—	—
Net gains (losses) on securities (both realized and unrealized)	1.10	5.71	7.96	10.55	(7.12)	2.95

Total from investment operations	1.26	5.80	8.03	10.64	(6.97)	3.21

Less Distributions
Dividends (from net investment income)	(0.10)	(0.07)	(0.04)	(0.09)	(0.15)	(0.26)
Distributions (from capital gains)	(0.91)	(2.07)	(1.99)	(1.32)	(0.23)	(2.75)

Total distributions	(1.01)	(2.14)	(2.03)	(1.41)	(0.38)	(3.01)

Net Asset Value, End of Period	$44.60	$44.35	$40.69	$34.69	$25.46	$32.81

Total Return	2.95%[2]	14.49%	23.53%	42.19%	(21.38%)	10.18%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$132,136	$173,405	$110,251	$56,749	$37,603	$49,204
Ratio of expenses to average net assets	1.06%[1]	1.08%	1.15%	1.28%	1.28%	1.21%
Ratio of net investment income to average net assets	0.38%[1]	0.17%	0.12%	0.32%	0.49%	0.80%
Portfolio turnover rate	11.11%[2]	29.22%	44.44%	38.22%	41.31%	14.27%

*	Unaudited
[1]	Annualized
[2]	Not Annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/06*	Years Ended December 31,
		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$34.35	$36.86	$32.86	$26.56	$26.74	$23.43

Income From Investment Operations
Net investment income	0.83	0.94	0.98	1.26	1.09	1.39
Redemption fees	— [3]	0.01	0.01	0.01	0.05	—
Net gains on securities (both realized and unrealized)	3.07	0.52	6.01	6.95	0.60	3.84

Total from investment operations	3.90	1.47	7.00	8.22	1.74	5.23

Less Distributions
Dividends (from net investment income)	(0.87)	(0.94)	(0.98)	(1.26)	(1.09)	(1.39)
Distributions (from capital gains)	(0.79)	(3.04)	(2.02)	—	—	—
Distributions (in excess of net investment income)	—	—	—	—	—	(0.53)
Return of capital	—	—	—	(0.66)	(0.83)	—

Total distributions	(1.66)	(3.98)	(3.00)	(1.92)	(1.92)	(1.92)

Net Asset Value, End of Period	$36.59	$34.35	$36.86	$32.86	$26.56	$26.74

Total Return	11.53%[2]	4.11%	22.17%	32.38%	6.46%	22.98%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$151,377	$153,344	$211,477	$204,833	$133,838	$89,709
Ratio of expenses to average net assets	0.96%[1]	0.95%	0.96%	1.00%	1.03%	1.09%
Ratio of net investment income to average net assets	4.58%[1]	2.49%	2.90%	3.50%	3.92%	5.35%
Portfolio turnover rate	5.02%[2]	5.36%	44.28%	25.43%	24.33%	71.16%

*	Unaudited
[1]	Annualized
[2]	Not Annualized
[3]	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/06*	Years Ended December 31,
		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$43.28	$40.33	$32.96	$22.88	$25.30	$23.32

Income From Investment Operations
Net investment loss	(0.06)	(0.07)	(0.15)	(0.23)	(0.17)	—
Redemption fees	0.01	0.02	—	—	—	—
Net gains (losses) on securities (both realized and unrealized)	4.60	4.43	8.75	11.55	(2.24)	2.50

Total from investment operations	4.55	4.38	8.60	11.32	(2.41)	2.50

Less Distributions
Distributions (from capital gains)	(0.27)	(1.43)	(1.23)	(1.24)	(0.01)	(0.52)

Total distributions	(0.27)	(1.43)	(1.23)	(1.24)	(0.01)	(0.52)

Net Asset Value, End of Period	$47.56	$43.28	$40.33	$32.96	$22.88	$25.30

Total Return	10.55%[2]	10.86%	26.43%	49.63%	(9.51%)	10.89%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$597,539	$355,413	$116,472	$62,184	$44,832	$44,330
Ratio of expenses to average net assets	1.18%[1]	1.28%	1.47%	1.67%	1.68%	1.74%
Ratio of net investment income (loss) to average net assets	(0.32%)[1]	(0.25%)	(0.57%)	(0.88%)	(0.69%)	(0.44%)
Portfolio turnover rate	10.52%[2]	15.49%	16.54%	25.94%	17.66%	38.16%

*	Unaudited
[1]	Annualized
[2]	Not Annualized

See accompanying notes to financial statements.

ADDITIONAL INFORMATION

(unaudited)

Disclosure of Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees if you redeem within 120 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2006 through June 30, 2006.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Months Ending 6/30/06” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if theses transactional costs were included, your costs would have been higher.

Stratton Multi-Cap Fund

	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Expenses Paid During Six Month Period Ending 6/30/06*
Actual	$1,000.00	$1,029.50	$5.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	$5.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ADDITIONAL INFORMATION (continued)

(unaudited)

Stratton Monthly Dividend REIT Shares

	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Expenses Paid During Six Month Period Ending 6/30/06*
Actual	$1,000.00	$1,115.30	$5.03
Hypothetical (5% Return before expenses)	$1,000.00	$1,020.03	$4.81

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Stratton Small-Cap Value Fund

	Beginning Account Value 1/1/06	Ending Account Value 6/30/06	Expenses Paid During Six Month Period Ending 6/30/06*
Actual	$1,000.00	$1,105.50	$6.16
Hypothetical (5% Return before expenses)	$1,000.00	$1,018.94	$5.91

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ADVISORY AGREEMENTS

(unaudited)

Board Consideration and Re-Approval of Existing Agreements

The Directors of the Stratton Funds unanimously approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between each Fund and the Advisor at a meeting held on June 13, 2006.

In advance of the meeting, the Directors received various materials from the Advisor and PFPC, Inc., the administrator for the Stratton Funds (the “Administrator”). The materials included, (i) a Memorandum prepared by Fund counsel to assist the Directors in their consideration of the renewals of the Advisory Agreements, (ii) a Memorandum prepared by the Advisor outlining its services provided to the Funds, (iii) a broker commission report for fiscal year end 2005 for each Fund, (iv) a soft dollar relationship report for the Advisor for fiscal year end 2005, and (v) comparative performance and expense information of other investment companies with similar objectives, derived from data compiled by an independent third-party provider (the “Provider”).

Prior to voting, the Directors reviewed the materials with management. The Independent Directors of the Funds also discussed the proposed continuances in a private session at which no representatives of the Advisor were present. In reaching their determinations relating to continuance of the Advisory Agreements with respect to each of the Funds, the Directors considered all factors they believed relevant relating to both the Directors’ selection of the Advisor and the approval of the fee and any other amounts paid under the Advisory Agreements, including the following:

1.	the nature, extent and quality of the advisory services rendered by the Advisor;
2.	the investment performance of the Funds;
3.	the costs of services to be provided by the Advisor and its affiliates from the relationship with the Funds; and
4.	comparisons of the expense ratios and advisory fees for the Funds relative to other comparable funds.

Nature, extent and quality of services

The Advisor manages the investment of the assets of the Funds, including making purchases and sales of portfolio securities consistent with the Funds’ investment objectives and policies. Although the Funds retain the Administrator to provide accounting and administrative services, the Advisor also provides the Funds with certain other services (exclusive of, and in addition to, any such services provided by any others retained by the Funds) and with certain executive personnel necessary for its operations. The Advisor pays all of the compensation of the Officers of the Funds who are employees of the Advisor.

The Directors considered the scope and quality of services provided by the Advisor under the Advisory Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The Directors noted that, for example, the Advisor is responsible for maintaining and monitoring its own compliance program and shares the services for economic reasons with the Funds’ Chief Compliance Officer.

The Directors considered the quality of the investment research capabilities of the Advisor and the other resources the Advisor has dedicated to performing services for the Funds. The quality of other services, including the Advisor’s assistance in the coordination of the activities of some of the Funds’ other service providers, also was considered.

ADVISORY AGREEMENTS (continued)

(unaudited)

The Directors also considered the nature and quality of the services provided by the Advisor to the Funds in light of their experience as Directors of the Funds, their confidence in the Advisor’s integrity and competence gained from that experience and the Advisor’s responsiveness to concerns raised by them in the past.

The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Advisory Agreements.

Investment performance

In addition to the performance information received by the Directors for each regular Board meeting, the Directors receive detailed performance information for the Funds each month.

At the June meeting, the Directors first reviewed the total return history for each Fund since inception. Second, the Directors reviewed data that compared the Funds’ performance to the performance of funds in their peer groups, as categorized by the Provider, over annualized one-, three- and five-year periods ended at March 31, 2006.

The Directors concluded that the Funds’ investment performance, given each Fund’s investment objectives and strategies, over time had been satisfactory.

Costs of services provided

The Directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts. This is because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the advisor’s capital structure and cost of capital.

The Directors considered certain benefits the Advisor realizes due to its relationship with the Funds. In particular, the Advisor has certain soft dollar arrangements under which certain brokers may provide industry research to the Advisor’s portfolio managers through the use of a portion of the brokerage commissions generated from the Advisor’s trading activities on behalf of the Funds. The Directors acknowledge that the Funds’ shareholders also benefit from these soft dollar arrangements because the Advisor is able to receive this research used in the management of the Funds’ portfolios.

The Directors also considered other benefits relating to the relationship between the Advisor and the Funds. It was noted that several of the large institutional and individual accounts in the Fund family are also clients of the Advisor and utilize the management company’s other products and services. It was also noted that some of these accounts are owned or controlled by employees of the management company and, in fact, the Advisor’s retirement plan is among these accounts.

Expense ratio and advisory fee comparisons

The Directors considered the total expense ratio of the Funds in comparison to the fees and expenses of funds within the Funds’ peer groups and viewed such comparisons to be favorable to the Funds. The Directors also considered possible economies of scale that may be realized by the Advisor as assets under management increase in considering the reasonableness of the advisory fees.

ADVISORY AGREEMENTS (continued)

(unaudited)

The Funds’ peer groups consisted of the following relevant categories, as classified by the Provider: Multi-Cap value funds with assets from $103.5 million to $335.1 million in assets for Stratton Multi-Cap Fund; Real Estate funds with assets from $116.7 million to $934.5 million for Stratton Monthly Dividend REIT Shares; and Small-Cap value, core, and growth funds with assets from $180.5 million to $315.5 million for Stratton Small-Cap Value Fund. The information showed that the effective advisory fee rates of .75%, .625%, and .964% (based on net assets at December 31, 2005) for Stratton Multi-Cap Fund, Stratton Monthly Dividend REIT Shares and Stratton Small-Cap Value Fund, respectively, were well within the range of advisory fees paid by the portfolios in the group.

Summary

Based on a consideration of all these factors in their totality, the Directors, including all of the Independent Directors, determined that each Fund’s advisory fee was fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors described above that the Directors deemed relevant. The Directors based their decision on evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.

Proposed New Advisory Agreement for Stratton Small-Cap Value Fund

The Directors approved a Special Meeting of Shareholders to be held October, 2006 to propose a New Investment Advisory Agreement between The Stratton Funds, Inc. and Stratton Management Co. (“New Advisory Agreement”). Shareholders of record of the Fund at the close of business on August 21, 2006 will receive a Proxy Statement to vote on the proposal.

Under the advisory agreement that is currently in effect between The Stratton Funds, Inc. and the Advisor (the “Current Advisory Agreement”), the Advisor is paid a base monthly fee of one-twelfth of 0.75% of the Fund’s average daily net assets for the month, subject to a performance adjustment. The performance adjustment is calculated at the end of each calendar month based upon the Fund’s performance relative to the Russell 2000 Index. The Fund’s performance, which is based on changes in its net asset value per share, is compared with the performance of the Russell 2000 Index over the last 24-month period. The advisory fee is then adjusted up or down, according to the Fund’s relative performance to the Russell 2000 Index. The New Advisory Agreement provides for a fixed advisory fee based on a monthly fee of one-twelfth of 0.90% of the Fund’s average daily net assets for the month with no performance adjustment.

Matters Considered by the Board of Directors

To assist the Board with its consideration of the New Advisory Agreement, the Directors received various written materials, including: (i) information on the advisory personnel of the Advisor, including compensation arrangements; (ii) information on the internal compliance procedures of the Advisor; (iii) comparative information showing how the Fund’s proposed fee schedule and anticipated operating expenses compare to other registered investment companies that follow investment strategies similar to those of the Fund; (iv) information regarding brokerage and portfolio transactions; (v) comparative information showing how the Fund’s performance compares to other registered investment companies that follow investment strategies similar to those of the Fund; and (vi) information on any legal proceedings or regulatory audits or investigations affecting the Advisor.

ADVISORY AGREEMENTS (continued)

(unaudited)

After receiving and reviewing these materials, the Directors, at an in-person meeting held on June 13, 2006, discussed the terms of the New Advisory Agreement. Representatives from the Advisor attended the meeting and presented additional oral and written information to the Directors to assist them in their considerations. The Advisor also discussed its expected profitability from its relationship with the Fund assuming the New Advisory Agreement is approved by the Directors and Fund shareholders, and the asset level which is necessary to financially support the Advisor’s operational infrastructure. The Advisor also discussed various alternatives it would consider in the event that the New Advisory Agreement is not approved, including its assessment of the future viability of its relationship with the Fund under different scenarios, including those in which the Fund vastly over-performs or under-performs the Russell 2000 Index. The Independent Directors also met in executive session to further discuss the terms of the New Advisory Agreement and the information provided by the Advisor.

The Independent Directors reviewed various factors, detailed information provided by the Advisor at the meeting and at other times throughout the year, and other relevant information and factors including the following:

Nature, extent, and quality of services

The Independent Directors considered the scope and quality of services that would be provided by the Advisor under the New Advisory Agreement and noted that the scope of services provided under the current Advisory Agreement and those to be provided under the New Advisory Agreement has expanded over time as a result of regulatory and other developments. The Independent Directors considered the quality of the investment research capabilities of the Advisor and the other resources the Advisor has dedicated to performing services for the Fund. The quality of other services, including the Advisor’s assistance in the coordination of the activities of some of the Fund’s other service providers, also was considered. The Independent Directors also considered the nature and quality of the services provided by the Advisor to the Fund in light of their experience as Directors of the Funds, their confidence in the Advisor’s integrity and competence gained from that experience and the Advisor’s responsiveness to concerns raised by them in the past. The Independent Directors concluded that the Advisor has the quality and depth of personnel and investment methods essential to performing its duties under the New Advisory Agreement and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.

The Advisor’s Historical Performance in Managing the Fund

The Independent Directors reviewed information pertaining to the performance of the Fund. This data compared the Fund’s performance to the performance of certain funds in its peer group, as categorized by an independent third party, over annualized one-, three- and five-year periods ended at March 31, 2006. The comparative information showed that the performance of the Fund compares favorably to such other similar funds. The Independent Directors also considered the fact that the Fund has historically out-performed its performance benchmark, the Russell 2000 Index. Based upon their review, the Independent Directors concluded that the Fund’s investment performance over time had been consistently above average. The Independent Directors noted that in addition to the information received for this meeting, the Independent Directors also receive detailed performance information for the Fund at each regular Board meeting during the year. The Independent Directors did consider the investment performance of other funds managed by the Advisor but did not consider the performance of other accounts of the Advisor as there were no accounts similar enough to be relevant.

ADVISORY AGREEMENTS (continued)

(unaudited)

The costs of the services to be provided by the Advisor and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund

The Independent Directors then considered the costs of the services provided by the Advisor, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Independent Directors considered that the Advisor’s relationship with the Fund is one of its largest sources of revenue, largely due to the large amount of assets in the Fund compared to other products and funds managed by the Advisor. The Independent Directors considered certain benefits the Advisor realizes due to its relationship with the Fund. In particular, they noted that the Advisor has soft dollar arrangements under which certain brokers may provide industry research to the Advisor’s portfolio managers through the use of a portion of the brokerage commissions generated from the Advisor’s trading activities on behalf of the Fund. The Independent Directors acknowledged that the Fund’s shareholders also benefit from these soft dollar arrangements because the Advisor is able to receive this research, which is used in the management of the Fund’s portfolio, by aggregating securities trades.

The Independent Directors also considered other benefits relating to the relationship between the Advisor and the Fund. It was noted that several of the large institutional and individual accounts in the Fund are also clients of the Advisor and utilize the management company’s other products and services. It was also noted that some of these accounts are owned or controlled by employees of the management company and, in fact, the Advisor’s retirement plan is among these accounts.

The Independent Directors also considered what the Fund’s advisory fee would be under the New Advisory Agreement in comparison to the advisory fees of funds within the Fund’s peer groups and viewed such comparisons to be favorable to the Fund.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders

The Independent Directors also considered possible economies of scale that the Advisor could achieve in its management of the Fund. They considered the anticipated asset levels of the Fund, the information provided by the Advisor relating to its estimated costs, and information comparing the fee rate to be charged by the Advisor with fee rates charged by other unaffiliated investment Advisors to their clients. The Independent Directors also considered the Advisor’s commitment to increasing staff devoted to managing the Fund as the assets have increased in the Fund. The Independent Directors concluded that the fee structure was reasonable in view of the information provided by the Advisor. The Independent Directors also considered that the fee structure currently does not provide for a sharing of economies of scale in the current environment.

In determining whether to approve the New Advisory Agreement and recommend its approval to shareholders, the Board drew the following conclusions:

The Board concluded that, based on the materials presented to them and the discussions the Board had with representatives of the Advisor and the Fund’s service providers, that the fixed monthly advisory fee rate under the New Advisory Agreement of one-twelfth of 0.90% of the Fund’s average daily net assets would help eliminate the confusion and unpredictability associated with the performance adjustment under the current Advisory Agreement and eliminate the possibility of either shareholders or the Advisor experiencing inordinately high or low

ADVISORY AGREEMENTS (continued)

(unaudited)

management fees. The Board determined that the advisory fee rate of 0.90% of average daily net assets under the New Advisory Agreement is fair and reasonable, based in part on the fact that it compares favorably to the historical average advisory fee paid under the current Advisory Agreement. The advisory fee rate under the New Advisory Agreement is significantly lower (0.23% lower) than the average advisory fee that the Fund has paid over the past five years ended March 31, 2006, which was an average annualized rate of 1.13% of average net assets. It is also slightly lower (0.01%) than the average annualized advisory fee rate of 0.91% of average net assets that the Fund has paid over the past ten years ended March 31, 2006 under the Current Advisory Agreement. The Board concluded that the New Advisory Agreement is in the best interests of shareholders in light of the excellent performance of the Fund under the Advisor’s management and in view of the fact that the advisory fee under the New Advisory Agreement is comparable with that charged by other funds in the Fund’s peer group.

The New Advisory Agreement will go into effect, and will replace the Current Advisory Agreement, only if it is approved by shareholders at a shareholder meeting, which is currently scheduled for October, 2006.

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information including past performance figures or any additional information on the Funds and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726.

Please visit our web site at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer such as our Stratton Funds News Alert. The Alert keeps subscribers informed of any television programs and financial publications that feature our managers. In addition, it features updates on the Funds, bringing insight from our portfolio managers, and addresses changes in the markets and how they affect the Funds’ performance.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. The Funds’ stock ticker symbols for SMCF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Redemption Fees

The Funds will assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee does not apply to shares purchased through reinvested dividends or capital gains.

Dividends and Distributions

SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV in late February. SMCF and SSCV pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

SHAREHOLDER INFORMATION (continued)

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan (the “Plan”). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in the Plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated.

Systematic Cash Withdrawal Plan

Shares of a Fund may be redeemed through our Systematic Cash Withdrawal Plan (the “Plan”). Participation in the Plan requires an initial minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726.

Proxy Voting

For free information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures, call 1-800-634-5726, or visit the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files a schedule of investments for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

Via First Class Mail	Via Overnight Courier
Stratton Mutual Funds	Stratton Mutual Funds
c/o PFPC Inc.	c/o PFPC Inc.
P. O. Box 9801	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

SHAREHOLDER INFORMATION (continued)

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

DIRECTORS

Lynne M. Cannon
George W. Graner
John J. Lombard, Jr.
Richard W. Stevens
James W. Stratton
Frank Thomas
H. Drake Williams, Jr.
Joel H. Wilson

OFFICERS

James W. Stratton
Chairman
Stratton Mutual Funds

John A. Affleck, CFA
President
Stratton Multi-Cap Fund
(formerly Stratton Growth Fund)

James A. Beers
President
Stratton Monthly
Dividend REIT Shares

Gerald M. Van Horn, CFA
President
Stratton Small-Cap Value Fund

Joanne E. Kuzma
Chief Compliance Officer

Patricia L. Sloan
Secretary & Treasurer

Brigid E. Hummel
Assistant Secretary &
Assistant Treasurer

Michelle A. Whalen
Assistant Secretary &
Assistant Treasurer

INVESTMENT ADVISOR

TRANSFER AGENT & DIVIDEND PAYING AGENT

PFPC Inc.
760 Moore Road
King of Prussia, PA 19406-1212
1-800-472-4266

CUSTODIAN BANK

PFPC Trust Company
The Eastwick Center, 8800 Tinicum Boulevard
Philadelphia, PA 19153

Visit the Stratton Mutual Funds web site at www.strattonfunds.com

STRATTON
MUTUAL FUNDS
Stability · Strategy · Success

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Stratton Multi-Cap Fund, Inc.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date	8-3-06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date	8-3-06

By (Signature and Title)*	/s/ James A. Beers
James A. Beers, Chief Financial Officer
(principal financial officer)

Date	8-3-06

*	Print the name and title of each signing officer under his or her signature.